VA-1 Separate Account of First UNUM Life Insurance Company

VA-1 Separate Account of First UNUM Life Insurance Company
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Net Assets ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	1,239,089	1,239,089	1,239,089
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	49,314	49,314	49,314
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	57,508	57,508	57,508
Fidelity® VIP Equity-Income Portfolio - Initial Class	33,609	33,609	33,609
Fidelity® VIP Growth Portfolio - Initial Class	145,017	145,017	145,017
LVIP American Century Balanced Fund - Standard Class II	603	603	603
T. Rowe Price International Stock Portfolio	22,512	22,512	22,512
See accompanying notes

VA-1 Separate Account of First UNUM Life Insurance Company
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase in Net Assets Resulting from Operations ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	11,668	(13,500)	(1,832)	6,299	61,690	67,989	105,955	172,112
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	307	(563)	(256)	198	—	198	4,469	4,411
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	1,386	(665)	721	1,171	2,444	3,615	2,867	7,203
Fidelity® VIP Equity-Income Portfolio - Initial Class	571	(381)	190	2,054	1,753	3,807	1,597	5,594
Fidelity® VIP Growth Portfolio - Initial Class	399	(1,606)	(1,207)	541	17,663	18,204	316	17,313
LVIP American Century Balanced Fund - Standard Class II	11	(15)	(4)	1,445	—	1,445	(1,240)	201
T. Rowe Price International Stock Portfolio	421	(256)	165	64	1,847	1,911	1,200	3,276
See accompanying notes

VA-1 Separate Account of First UNUM Life Insurance Company
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Decrease in Net Assets Resulting from Unit Transactions ($)	TOTAL Increase in Net Assets ($)	Net Assets at December 31, 2024 ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	866,310	(290)	65,533	135,522	200,765	(48)	(48)	200,717	1,067,027
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	45,860	(241)	183	1,682	1,624	(1,292)	(1,292)	332	46,192
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	56,086	724	645	2,700	4,069	(1,413)	(1,413)	2,656	58,742
Fidelity® VIP Equity-Income Portfolio - Initial Class	35,025	236	2,349	2,310	4,895	(15)	(15)	4,880	39,905
Fidelity® VIP Growth Portfolio - Initial Class	99,739	(1,426)	27,467	2,719	28,760	(369)	(369)	28,391	128,130
LVIP American Century Balanced Fund - Standard Class II	8,147	76	14	784	874	(4)	(4)	870	9,017
T. Rowe Price International Stock Portfolio	19,041	(51)	530	(90)	389	(131)	(131)	258	19,299
See accompanying notes

VA-1 Separate Account of First UNUM Life Insurance Company
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Decrease in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	1,067,027	(1,832)	67,989	105,955	172,112	(50)	(50)	172,062	1,239,089
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	46,192	(256)	198	4,469	4,411	(1,289)	(1,289)	3,122	49,314
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	58,742	721	3,615	2,867	7,203	(8,437)	(8,437)	(1,234)	57,508
Fidelity® VIP Equity-Income Portfolio - Initial Class	39,905	190	3,807	1,597	5,594	(11,890)	(11,890)	(6,296)	33,609
Fidelity® VIP Growth Portfolio - Initial Class	128,130	(1,207)	18,204	316	17,313	(426)	(426)	16,887	145,017
LVIP American Century Balanced Fund - Standard Class II	9,017	(4)	1,445	(1,240)	201	(8,615)	(8,615)	(8,414)	603
T. Rowe Price International Stock Portfolio	19,299	165	1,911	1,200	3,276	(63)	(63)	3,213	22,512
See accompanying notes

VA-1 Separate Account of First UNUM Life Insurance Company
Notes to financial statements
December 31, 2025

1. Accounting Policies and Variable Account Information
Organization: VA-1 Separate Account of First UNUM Life Insurance Company (the Variable Account) is a segregated investment account of First UNUM Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account was established in accordance with the laws of the State of New York. Its registration statement became effective in August 1991. The assets are held for the exclusive benefit of the Company variable annuity contract owners and may not be used to satisfy any obligation that may arise from any other business conducted by the Company. Any excess of assets over reserves and other contract liabilities may be transferred to the Company’s General Account. Principal markets are hospitals and not-for-profit organizations located in the State of New York. The Variable Account offers one product (Variable Annuity I) at one fee rate.
On October 1, 1996, the Company completed the sale of its group tax-sheltered annuity (TSA) business to Lincoln Life & Annuity Company of New York (Lincoln New York), a wholly owned subsidiary of The Lincoln National Life Insurance Company. The contracts were initially reinsured on an indemnity and an assumption basis. Upon consent of the TSA contract holders and/or participants, the contracts are considered reinsured on an assumption basis, legally releasing the Company from future contractual obligation to the respective contract holders and/or participants. Assets attributable to such participants’ contracts were then transferred to separate accounts of Lincoln New York. Assets attributable to contracts of participants with respect to which such consent was not obtained remained in the Variable Account. Lincoln Financial Advisors Corporation, a non-affiliate of the Company, and an affiliate of Lincoln New York, acted as a distributor and principal underwriter of the Variable Account.
During 2007, Lincoln New York merged into Jefferson Pilot Life America Insurance Company. Jefferson Pilot Life America Insurance Company was renamed Lincoln Life & Annuity Company of New York.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts. Certain amounts presented in the financial statement footnotes for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of eight available mutual funds (the Funds) of five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

BNY Mellon Stock Index Fund, Inc.:
BNY Mellon Stock Index Fund, Inc. - Initial Class

BNYM Mellon Variable Investment Fund:
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Government Money Market Portfolio - Initial Class**
Fidelity® VIP Growth Portfolio - Initial Class

Lincoln Variable Insurance Products Trust*:
LVIP American Century Balanced Fund - Standard Class II

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one of the above Funds.
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Government Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
The subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is an affiliate of Lincoln New York.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024.
Investment Fund Changes: During 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
During 2025, the following fund changed its name:

Previous Fund Name	New Fund Name
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager 50% Portfolio - Initial Class

VA-1 Separate Account of First UNUM Life Insurance Company
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
The Company is the depositor for the Variable Account. Although the Company deducts for sales and administrative expenses under the contracts, the Company assumes an expense risk that these deductions may prove insufficient to cover the cost of those expenses.
In addition, the Company assumes a mortality risk under the contracts in that it agrees to make annuity payments regardless of how long a particular annuitant or their payee lives and how long all annuitants or other payees in a class live, if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. The Company also assumes a mortality risk in providing a death benefit under the contracts.
To compensate the Company for assuming these mortality and expense risks, an effective annual mortality and expense risk charge of 1.20% of each portfolio’s average daily net assets is imposed on each portfolio within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations.
The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge.
Surrender and contract charges are included within Net unit transactions on the Statements of changes in net assets. There were no charges retained by the Company for 2025 or 2024.

VA-1 Separate Account of First UNUM Life Insurance Company
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

BNY Mellon Stock Index Fund, Inc. - Initial Class	2025		1.20%	1.20%	191.05	191.05	6,486	1,239,089	16.13%	16.13%	1.04%
	2024		1.20%	1.20%	164.51	164.51	6,486	1,067,027	23.18%	23.18%	1.17%
	2023		1.20%	1.20%	133.56	133.56	6,486	866,310	24.43%	24.43%	1.43%
	2022		1.20%	1.20%	107.34	107.34	6,638	712,547	-19.29%	-19.29%	1.35%
	2021		1.20%	1.20%	133.00	133.00	6,639	882,956	26.88%	26.88%	1.15%

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	2025		1.20%	1.20%	61.98	61.98	796	49,314	9.66%	9.66%	0.65%
	2024		1.20%	1.20%	56.52	56.52	817	46,192	3.37%	3.37%	0.68%
	2023		1.20%	1.20%	54.67	54.67	839	45,860	7.98%	7.98%	0.34%
	2022		1.20%	1.20%	50.63	50.63	1,028	52,031	-17.62%	-17.62%	0.00%
	2021		1.20%	1.20%	61.46	61.46	1,054	64,806	15.07%	15.07%	0.11%

Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	2025		1.20%	1.20%	66.39	66.39	866	57,508	13.61%	13.61%	2.50%
	2024		1.20%	1.20%	58.44	58.44	1,005	58,742	7.20%	7.20%	2.44%
	2023		1.20%	1.20%	54.51	54.51	1,029	56,086	11.60%	11.60%	2.04%
	2022		1.20%	1.20%	48.85	48.85	1,378	67,292	-15.95%	-15.95%	2.05%
	2021		1.20%	1.20%	58.12	58.12	1,460	84,874	8.61%	8.61%	1.62%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2025		1.20%	1.20%	111.23	111.23	302	33,609	17.60%	17.60%	1.80%
	2024		1.20%	1.20%	94.58	94.58	422	39,905	13.97%	13.97%	1.81%
	2023		1.20%	1.20%	82.98	82.98	422	35,025	9.33%	9.33%	1.89%
	2022		1.20%	1.20%	75.90	75.90	461	34,991	-6.09%	-6.09%	1.88%
	2021		1.20%	1.20%	80.83	80.83	515	41,632	23.40%	23.40%	1.92%

Fidelity® VIP Growth Portfolio - Initial Class	2025		1.20%	1.20%	252.83	252.83	574	145,017	13.53%	13.53%	0.30%
	2024		1.20%	1.20%	222.70	222.70	575	128,130	28.84%	28.84%	0.00%
	2023		1.20%	1.20%	172.86	172.86	577	99,739	34.61%	34.61%	0.11%
	2022		1.20%	1.20%	128.41	128.41	806	103,454	-25.36%	-25.36%	0.61%
	2021		1.20%	1.20%	172.04	172.04	809	139,097	21.74%	21.74%	0.00%

LVIP American Century Balanced Fund - Standard Class II	2025		1.20%	1.20%	60.02	60.02	10	603	8.31%	8.31%	0.87%
	2024		1.20%	1.20%	55.42	55.42	163	9,017	10.73%	10.73%	2.07%
	2023		1.20%	1.20%	50.05	50.05	163	8,147	15.02%	15.02%	1.76%
	2022		1.20%	1.20%	43.51	43.51	399	17,340	-18.25%	-18.25%	1.17%
	2021		1.20%	1.20%	53.23	53.23	467	24,881	14.39%	14.39%	0.72%

T. Rowe Price International Stock Portfolio	2025		1.20%	1.20%	34.24	34.24	658	22,512	17.00%	17.00%	1.97%
	2024		1.20%	1.20%	29.26	29.26	660	19,299	2.02%	2.02%	0.95%
	2023		1.20%	1.20%	28.68	28.68	664	19,041	14.85%	14.85%	1.01%
	2022		1.20%	1.20%	24.97	24.97	671	16,765	-16.82%	-16.82%	0.78%
	2021		1.20%	1.20%	30.02	30.02	676	20,307	0.11%	0.11%	0.58%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

VA-1 Separate Account of First UNUM Life Insurance Company
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	73,040	13,232
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	305	1,850
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	3,826	9,098
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,322	12,269
Fidelity® VIP Growth Portfolio - Initial Class	18,054	2,024
LVIP American Century Balanced Fund - Standard Class II	11	8,630
T. Rowe Price International Stock Portfolio	2,333	384
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

BNY Mellon Stock Index Fund, Inc. - Initial Class	14,218	87.15	1,239,089	620,805
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	1,027	48.00	49,314	41,809
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	3,264	17.62	57,508	48,666
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,142	29.43	33,609	27,036
Fidelity® VIP Growth Portfolio - Initial Class	1,484	97.72	145,017	114,107
LVIP American Century Balanced Fund - Standard Class II	67	9.05	603	477
T. Rowe Price International Stock Portfolio	1,416	15.90	22,512	19,977

VA-1 Separate Account of First UNUM Life Insurance Company
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Decrease

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	—	(21)	(21)
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	—	(139)	(139)
Fidelity® VIP Equity-Income Portfolio - Initial Class	—	(120)	(120)
Fidelity® VIP Growth Portfolio - Initial Class	—	(1)	(1)
LVIP American Century Balanced Fund - Standard Class II	—	(153)	(153)
T. Rowe Price International Stock Portfolio	2	(4)	(2)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Redeemed	Net Decrease

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	(22)	(22)
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	(24)	(24)
Fidelity® VIP Growth Portfolio - Initial Class	(2)	(2)
T. Rowe Price International Stock Portfolio	(4)	(4)
7. Subsequent Events
Management evaluated subsequent events through April 30, 2026, the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of First UNUM Life Insurance Company and Contract Owners of VA-1 Separate Account of First UNUM Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise VA-1 Separate Account of First UNUM Life Insurance Company (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s Auditor since at least 2009, but we are unable to determine the specific year.
Chattanooga, Tennessee
April 30, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
BNY Mellon Stock Index Fund, Inc. - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
T. Rowe Price International Stock Portfolio	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025